UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-8253

The Boyar Value Fund Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices)(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

212 995-8300

Date of fiscal year end:12/31

Date of reporting period: 6/30/11

Item 1.  Reports to Stockholders.

Boyar Value Fund, Inc.

Semi-Annual Report
June 30, 2011

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

“Every once in a while, someone makes a risky bet on an

improbable or uncertain outcome and ends up looking,

like a genius.  But we should recognize that it happened

because of luck and boldness, not skills.”

- Howard Marks

   ASSET

   MANGEMENT INC

                                                                                                     July 27, 2011

Dear Boyar Value Fund Shareholder:

Random Thoughts about the Economy and the Stock Market

In my year-end letter to shareholders, I mentioned that one of the biggest problems facing us in 2011 would be the European debt crisis. If you recall last year around this time the Greek debt situation took center stage. As a result, the U.S. equity markets experienced double digit declines during the second quarter of 2010 wiping out all the gains for the year.

The European debt crisis disappeared from the front page of the newspapers, as the horrific earthquake in Japan coupled with a tsunami and a near nuclear meltdown grabbed our attention.

The Greek debt problem is now front and center again. This crisis could be resolved with modest effects to the world economy if it was an isolated issue. However, Ireland, Portugal, Spain and Italy have similar problems. Since many of the European banks hold large amounts of the sovereign debt of those countries, and their reserves are currently inadequate to withstand a default by multiple countries---a failure to resolve this issue could cause the entire financial system to freeze up, as was the case when Lehman was allowed to fail.

If this wasn't enough, we have our own budgetary mess to contend with. By the time you receive this letter the August 2nd deadline for Congress to enact legislation allowing the U.S. to increase its capacity to borrow so it can make interest payments on its U.S. debt obligations in a timely manner will be fast approaching or will have passed. We are assuming that this problem will be resolved and the U.S. will not miss an interest payment.

However, in order for the U.S. to maintain its AAA rating it is going to have to address its huge debt problem which now represents approximately 80 percent of GDP. A solution to entitlements such as Social Security and Medicare will also have to be on the table.

There has not been a down year in the third year of a president's term since war torn 1939, which saw the Dow Jones Industrial average decline 2.9 percent. According to data compiled by Standard & Poor's, the S&P 500 has increased by an average of 17 percent in the third year of a presidential term significantly better than the other three years in office. However, the lofty historical third presidential year performance might come up short in 2011 because of the unusually high returns experienced during the prior two years.

Although historical stock market precedent is on the side of another equity advance in 2011, there are a number of potential headwinds on the horizon. Earlier in the letter we cited two of them (a) the European debt crisis and (b) the U.S. budgetary problem.

(c) In addition, the recent large spike in oil will cost the average consumer $800 more than they spent on fuel last year. This unanticipated increase acts as a tax and could inhibit consumer spending, derailing the fragile recovery, which in turn could slow corporate profits, and mitigate stock market returns.

(d) A China Bubble? In December 1989 the Nikkei hit 38,915; today it trades at less than 10,000. The real estate value of the emperor's palace exceeded the value of all the real estate in California. Japan was expected to surpass the U.S. as the leading economic power in the world. A number of the leading business periodicals had cover stories entitled The Rising Sun. With the benefit of hindsight those headlines should have read The Setting Sun.

Today, the consensus is that China will inevitably surpass the U.S. as the leading economic power in the world. With one billion plus people that may be the case. But do not think there will not be significant bumps along the way. As a matter of fact there is a high degree of probability that one is currently unfolding. There is a good likelihood that a housing bubble of major proportions is underway in China.

Beginning in 2006, we began to warn clients of an inevitable collapse in the U.S. housing market in our quarterly client letters. Our thesis was predicated primarily on the fact that the price of homes was much too expensive and quite frankly was unaffordable. Unlike prior housing busts where all you had to do was lower interest rates and the problem would go away, this time it was different. Not until prices fell to levels that made economic sense would buyers flock to purchase homes. On January 31, 2007 our research team wrote a 15 page report advocating shorting the major U.S. publicly traded homebuilders.

China is now facing a similar problem. It now appears there has been massive overbuilding coupled with huge price increases. Beijing is one of the most expensive real-estate markets in the world relative to the income of its citizens. In the opening months of 2006 an average-price new apartment in China's capital would cost $100,000- the equivalent of 32 years of disposable income for the average resident. By 2011, the average price had more than doubled to over $250,000, but with relatively modest increases in income it means it would take 57 years of saving for the average resident to cover the cost of his or her home.

(e) Bifurcated Stock Market: In this bifurcated market, there are a relatively small number of stocks that seem to be going up simply because they are going up. Stock price momentum investing is not a new strategy; we saw how it worked in the extreme during the Internet bubble.

 A good number of the momentum stocks have good stories as well known hedge fund manager David Einhorn opined in his most recent quarterly letter, but the vast majority have little going for them except for a rising stock price. In the short run, such an investment strategy could positively impact ones performance. In the long term, it could prove to be quite injurious to one’s financial well being.

We did not play this game during the Internet craze, and we certainly won't partake in today's folly. Our short term relative performance may be negatively impacted, but in the long run we believe those who play this game, unless they are very nimble or lucky will be left holding the proverbial empty bag.

Boyar Value Fund Performance

For the six months ended June 30th, the Boyar Value Fund advanced by 3.51 percent versus 6.02 percent for the S&P 500.  The negative relative performance can be attributed to a number of factors including:  (A) High cash position (B) Financial stocks contained in the portfolio on balance performed abysmally.  In fact, financials were the only sector within the S&P 500 that posted negative returns for the first half of 2011.  Had we done nothing more than underweight or eliminated the group from our portfolio, we would have bested the index.  (C)  Earlier in the letter we wrote about the bifurcated market.  An additional frustration is the narrowness of the advance.  The Dow has added 1,147 points year-to-date.  Three names of the thirty names that comprise that index are responsible for over 50% of the Dow’s entire advance in 2011.  (i) IBM: 301 Dow Points, (ii) Chevron: 135 Dow Points, (iii) Caterpillar: 133 Dow Points.1

Competitive Returns

Average Annual Returns

				5/5/98*
				To
(As of 6/31/2011)	1 Year	5 Year	10 Year	6/30/2011
Boyar Value Fund
At NAV	24.34%	0.75%	2.61%	4.45%
Inclusive of sales charges**	18.11%	-0.28%	2.09%	4.04%
After taxes on distribution**	18.11%	-0.64%	1.70%	3.65%
After taxes on distribution and sale of shares**	11.77%	-0.23%	1.70%	3.39%
S&P 500 Index	30.69%	2.94%	2.72%	3.10%

* Inception.
** Calculated using maximum sales charges of 5.00%.

Cumulative Returns Since Inception***

At NAV (5/5/98 through 6/30/11)

 *** Calculated without sales charges.

1 According to the ConvergEx Group

The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after taxes, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed.  Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distribution.

The S&P 500 Index (“S&P 500”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular investment.  Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the adviser’s decision-making.  An investment cannot be made directly in an index.  Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund (before fee waivers/expense reimbursements) as stated in the fee table in the Fund’s prospectus dated May 1, 2011 was 2.92%.  The net annual operating expense ratio (after fee waivers/expense reimbursement) was 1.76% for the same period.  [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.  This figure will be derived from financial highlight table presented in this report.]

Comparison of the Change in Value of a $10,000 Investment

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception.   The performance of the Fund includes the reinvestment of all dividend and capital gain distributions and has been adjusted for the maximum applicable sales charge of 5.00%.   The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of June 30, 2011)

(as a percentage of total net assets)

(Unaudited)

The composition of the Fund’s portfolio is subject to change.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

▪

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns.

▪

Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax.

▪

The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

As you can see from the chart below, our buy and hold philosophy has enabled the fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Period Ending June 30, 2011
	1 Year	5 Year	10 Year	5/5/98* to 6/30/11
No load pre-tax returns	24.34%	0.75%	2.61%	4.45%
No load after-tax returns	24.34%	0.38%	2.22%	4.05%

*Inception.

The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

A Look Ahead

In our opinion, if the stock market advance is to continue more stocks have to partake in the rally.

While the valuations of a good many of the momentum stocks, have little going for them – there are many other publicly traded businesses that have been neglected.  For example, we have no problem identifying a fair number of wonderful companies selling at steep discounts to our estimate of their intrinsic values and yielding 3 percent or more, with the likelihood of multiple dividend raises over the next ten years.  Our belief is that the common shares of these types of companies will significantly outperform the ten year Treasury as well as most other asset classes over that time frame.

 If you have any questions or comments, please do not hesitate to call.

                                                Best regards,

                                                                                                                                                                                                            Mark A. Boyar

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
June 30, 2011 (Unaudited)
	Shares		Value
		COMMON STOCK - 84.4%
		BANKS - 4.2%
	25,595	Bank of America Corp.	$ 280,521
	12,707	Bank of New York Mellon Corp. (The)	325,553
			606,074
		COMMERCIAL SERVICES - 4.6%
	63,700	Midas, Inc. *	402,584
	13,000	Western Union Co. (The)	260,390
			662,974
		COMPUTERS - 0.5%
	4,000	Dell, Inc. *	66,680

		DIVERSIFIED FINANCIAL SERVICES - 10.5%
	8,500	Ameriprise Financial, Inc.	490,280
	8,830	Citigroup, Inc.	367,681
	10,750	JPMorgan Chase & Co.	440,105
	8,500	NASDAQ OMX Group Inc. (The) *	215,050
			1,513,116
		ENTERTAINMENT - 1.2%
	6,016	Madison Square Garden Co., Class A *	165,621

		FOOD & BEVERAGE - 5.5%
	6,000	HJ Heinz Co.	319,680
	9,000	Kraft Foods, Inc., Class A	317,070
	5,000	Sysco Corp.	155,900
			792,650
		HOUSEHOLD PRODUCTS/WARES - 2.3%
	5,000	Clorox Co.	337,200

		INSURANCE - 4.3%
	10,586	Travelers Cos., Inc. (The)	618,011

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2011 (Unaudited)
	Shares		Value
		INTERNET - 3.5%
	13,621	AOL, Inc. *	$ 270,513
	11,600	Reis, Inc. *	115,188
	8,000	Yahoo!, Inc. *	120,320
			506,021
		LEISURE TIME - 2.0%
	7,500	Carnival Corp.	282,225

		LODGING - 2.6%
	2,508	Marriott International, Inc., Class A	89,009
	9,500	MGM Resorts International *	125,495
	15,100	Orient-Express Hotels Ltd., Class A *	162,325
			376,829
		MEDIA - 19.0%
	14,564	Cablevision Systems Corp., Class A	527,362
	14,576	CBS Corp., Class B	415,270
	20,250	Comcast Corp., Special Class A	490,658
	12,000	Meredith Corp.	373,560
	15,333	Time Warner, Inc.	557,661
	9,500	Walt Disney Co. (The)	370,880
			2,735,391
		MISCELLANEOUS MANUFACTURER - 1.7%
	13,000	General Electric Co.	245,180

		PHARMACEUTICALS - 5.5%
	9,000	Bristol-Myers Squibb Co.	260,640
	25,500	Pfizer, Inc.	525,300
			785,940
See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2011 (Unaudited)
	Shares		Value
		RETAIL - 9.4%
	5,000	CVS Caremark Corp.	$ 187,900
	11,000	Home Depot, Inc.	398,420
	17,000	Saks, Inc. *	189,890
	20,000	Syms Corp. *	215,600
	70,000	Wendy's/Arby's Group, Inc., Class A	354,900
			1,346,710
		SEMICONDUCTORS - 1.2%
	8,000	Intel Corp.	177,280

		SOFTWARE - 2.9%
	16,000	Microsoft Corp.	416,000

		TELECOMMUNICATIONS - 1.0%
	10,000	Cisco Systems, Inc.	156,100

		TRANSPORTATION - 2.5%
	5,000	United Parcel Service, Inc., Class B	364,650

		TOTAL COMMON STOCK (Cost - $11,964,747)	12,154,652

		INVESTMENT COMPANIES - 10.1%
	949,087	Dreyfus Institutional Reserve Money, 0.00% **	949,087
	500,000	Milestone Treasury Obligations Portfolio - Institutional Class, 0.01% **	500,000
		TOTAL INVESTMENT COMPANIES (Cost - $1,449,087)	1,449,087

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2011 (Unaudited)
	Principal ($)		Value
		U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.6%
	$ 800,000	Federal Home Loan Bank Discount Notes, 0.00% due 7/25/11 (Cost $799,999)	$ 799,999

		TOTAL INVESTMENTS - 100.1% (Cost - $14,213,833) (a)	$ 14,403,738
		LIABILITIES LESS OTHER ASSETS - (0.1) %	(12,263)
		NET ASSETS - 100.0%	$ 14,391,475

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is substantially the same and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:	$ 2,462,340
		Unrealized depreciation:	(2,272,435)
		Net unrealized appreciation:	$ 189,905

*	Non-Income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2011.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011 (Unaudited)

ASSETS
Investment securities, at cost	$ 14,213,833
Investment securities, at value	$ 14,403,738
Dividends and interest receivable	13,172
Due from Manager	2,905
Prepaid expenses and other assets	28,250
TOTAL ASSETS	14,448,065

LIABILITIES
Fees payable to other affiliates	20,029
Distribution fees (12b-1) payable	22,296
Accrued expenses and other liabilities	14,265
TOTAL LIABILITIES	56,590
NET ASSETS	$ 14,391,475

Net Assets Consist Of:
Paid in capital	$ 13,976,795
Accumulated net investment loss	(11,915)
Accumulated net realized gain from security transactions	236,690
Net unrealized appreciation of investments	189,905
NET ASSETS	$ 14,391,475

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	1,017,391

Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$ 14.15

Maximum offering price per share (maximum sales charge of 5.00%) (b)	$ 14.89

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(b) On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2011 (Unaudited)

INVESTMENT INCOME
Dividends	$ 114,536
Interest	264
TOTAL INVESTMENT INCOME	114,800

EXPENSES
Investment advisory fees	36,217
Management fees	36,217
Professional fees	26,610
Administrative services fees	22,409
Distribution (12b-1) fees	18,109
Transfer agent fees	14,697
Accounting services fees	11,555
Insurance expense	9,006
Directors' fees and expenses	7,439
Compliance officer fees	6,476
Registration fees	4,370
Printing and postage expenses	4,348
Custodian fees	3,391
Other expenses	6,172
TOTAL EXPENSES	207,016

Fees waived by the Advisor	(36,217)
Fees waived and reimbursed by the Manager	(44,084)
NET EXPENSES	126,715
NET INVESTMENT LOSS	(11,915)

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized gain from security transactions	667,883
Net change in unrealized appreciation (depreciation) of investments	(151,102)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	516,781

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 504,866

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the Year
	Months Ended	Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
FROM OPERATIONS
Net investment loss	$ (11,915)	$ (37,931)
Net realized gain (loss) from security transactions	667,883	(271,631)
Net change in unrealized appreciation (depreciation) on investments	(151,102)	2,486,025
Net increase in net assets resulting from operations	504,866	2,176,463

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	40,902	2,312,405
Payments for shares redeemed	(539,163)	(5,109,578)
Redemption fee proceeds	-	35,335
Net decrease in net assets from capital share transactions	(498,261)	(2,761,838)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,605	(585,375)

NET ASSETS
Beginning of period	14,384,870	14,970,245
End of period	$ 14,391,475	$ 14,384,870
* Includes accumulated net investment loss of:	$ (11,915)	$ -

CAPITAL SHARE ACTIVITY
Shares Sold	2,877	177,531
Shares Reinvested	-	-
Shares Redeemed	(37,568)	(418,303)
Net decrease in shares outstanding	(34,691)	(240,772)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Period

	Six Months		Year	Year		Year		Year		Year
	Ended		Ended	Ended		Ended		Ended		Ended
	June 30, 2011		December 31,	December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2010	2009		2008		2007		2006
Net Asset Value, Beginning of Period	$ 13.67		$ 11.58	$ 9.16		$ 15.22		$ 17.14		$ 14.87

Activity from investment operations:
Net investment income (loss)	(0.01)		(0.04)	0.02		0.13		0.13		0.25
Net realized and unrealized
gain (loss) on investments	0.49		2.10	2.42		(6.06)		(0.92)		2.69
Total from investment operations	0.48		2.06	2.44		(5.93)		(0.79)		2.94

Paid-in-Capital from Redemption Fees	0.00		0.03	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)

Less distributions from:
Net investment income	-		-	(0.02)		(0.13)		(0.14)		(0.25)
Net realized gains	-		-	-		-		(0.99)		(0.42)
Total distributions	-		-	(0.02)		(0.13)		(1.13)		(0.67)

Net Asset Value, End of Period	$ 14.15		$ 13.67	$ 11.58		$ 9.16		$ 15.22		$ 17.14

Total Return (1)	3.51%	(5)	18.05%	26.61%		(38.95)%		(4.70)%		19.72%

Net Assets, At End of Period	$14,391,475		$14,384,870	$14,970,245		$13,542,394		$31,376,015		$34,651,567

Ratio of gross expenses to average
net assets (2)	2.86%	(4)	2.91%	2.94%		2.41%		1.95%		2.16%
Ratio of net expenses to average
net assets	1.75%	(4)	1.75%	1.75%		1.75%		1.75%		1.75%
Ratio of net investment income (loss)
to average net assets	-0.16%	(4)	-0.26%	0.13%		0.77%		0.72%		1.58%

Portfolio Turnover Rate	5%	(5)	20%	17%		10%		6%		12%

(1)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor, Manager and Administrator.
(3)	Prior to 2010 effects of redemption fees are included in net realized and unrealized gain (loss) on investments.
However, separately these amounts were less than $0.01 per share.
(4)	Annualized for periods less than one year.
(5) Not annualized.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2011 (Unaudited)

1.

ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.   The Fund seeks long-term capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s Investment Advisor to be intrinsically undervalued.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the U.S.A. (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at current market value at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  If there has been no sale on such day, the security is valued at the last quoted bid.  If no bid or asked prices are quoted or if the Advisor believes the market quotations are not reflective of market value, then the security is valued at a fair value determined in accordance with the Pricing and Valuation Guidelines approved by the Board of Directors (the “Board”). Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2011 (Unaudited)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of June 30, 2011 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$ 12,154,652	$ -	$ -	$ 12,154,652
Investment Companies	1,449,087		-	1,449,087
U.S. Govt. & Agency Obligations	799,999		-	799,999
Total	$ 12,154,652	$ 2,249,086	$ -	$ 14,403,738

The Fund did not hold any Level 3 securities during the period.  There were no transfers into or out of Level 1 or Level 2 during the period.

*Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2011 (Unaudited)

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.   Dividends and distributions paid to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent i0nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

3.

INVESTMENT TRANSACTIONS

For the six months ended June 30, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $587,823 and $1,461,989, respectively.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2011 (Unaudited)

4.

TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised by the Board, which is responsible for the overall management of the Fund.  Ladenburg Thalmann Fund Management LLC serves as the Fund’s manager (the “Manager”).  Boyar Asset Management, Inc. (the “Advisor”) provides continuous advisory services to the Fund, and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  Certain directors and officers of the Fund are also officers of the Manager, Advisor or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Advisor.  As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to an Investment Advisory Agreement among the Manager, the Advisor and the Fund, the Advisor agrees to furnish continuous investment advisory services to the Fund.  For these services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Manager, the Advisor and the Distributor have agreed, until at least April 30, 2012, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets.  During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Advisor, management fees of the Manager and fees payable to the Distributor ("Rule 12b-1 fees") exceed 1.75% per annum of the Fund's average daily net assets, such excess amount shall be the liability of the Manager.  To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund's average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

o

first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund's 12b-1 Plan; and

o

thereafter, the Manager and the Advisor shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2011 (Unaudited)

If the Manager, the Advisor or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund's Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Advisor and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75% of average daily net assets.  If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended.  The Advisor, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement).  This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Advisor, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement.  This Agreement shall terminate automatically with respect to the Fund and to the Advisor, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

As of June 30, 2011, the Manager, the Advisor, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

Amount

Expiration Date

  $154,551

December 31, 2011

  $165,604

December 31, 2012

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2011, the Distributor received $249 from front-end sales charges, of which $24 was retained by the principal underwriter or other affiliated broker-dealers.

During the six months ended June 30, 2011, Mark Boyar & Co., Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund.  These trades were cleared through Pershing Investments LLC and Mark Boyar & Co., Inc. received $5,506 in trade commissions.

The Fund has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS will provide administrative, fund accounting, transfer agent services and custody administration services to the Fund.  GFS has its principal office at 450 Wireless Boulevard, Hauppauge, New York 11788. GFS’ compensation for providing such services and necessary personnel is as follows:

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2011 (Unaudited)

Administration.  The Fund pays GFS an asset-based fee in decreasing percentages as Fund assets reach certain breakpoints.  The Fund is subject to a minimum annual fee.   The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 per annum or

-

10 basis points or 0.10% on the first $100 million in net assets

-

8 basis points or 0.08% on the next $150 million in net assets

-

6 basis points or 0.06% on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing percentages as Fund assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent.  For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

- The greater of the annual minimum or per account charges.   The annual minimum is $18,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Custody Administration. Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   GFS’s share of such fees collected for the six months ended June 30, 2011 was $2,856.  The Custody fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the six months ended June 30, 2011, the Fund incurred expenses of $6,476 for compliance services pursuant to the Fund’s Agreement with NLCS.   Such fees are included in the line item marked “Compliance Officer Fees” on the Statement of Operations in this shareholder report.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2011 (Unaudited)

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the six months ended June 30, 2011, GemCom collected amounts totaling $2,737 for EDGAR and printing services performed for the Fund.  Such fees are included in the line item marked “Printing and Postage Expenses” on the Statement of Operations in this shareholder report.

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended.   Expenses incurred in connection with attendance at board meetings may be reimbursed.   No employee of the Manager, the Advisor or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director.   None of the executive officers receive any compensation from the Fund.

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the six months ended June 30, 2011, the Fund did not assess any redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was:

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2011 (Unaudited)

At December 31, 2010, the Fund had the following capital loss carry forwards for Federal income tax purposes available to offset future capital gains:

Permanent book and tax differences primarily attributable to net operating losses resulted in reclassification for the year ended December 31, 2010 as follows: a decrease in paid-in capital of $37,931 and a decrease in accumulated net investment losses of $37,931.

7.

NEW ACCOUNTING PRONOUNCEMENT

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

BOYAR VALUE FUND, INC.

EXPENSE EXAMPLES

June 30, 2011 (Unaudited)

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 – 6/30/11	Expense Ratio During Period ** 1/1/11 – 6/30/11
Actual	$1,000.00	$1,035.10	$8.83	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75	1.75%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [181] divided by the number of days in the fiscal year [365].

**Annualized.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION

June 30, 2011 (Unaudited)

FACTORS CONSIDERED BY BOARD IN APPROVING THE CONTINUANCE OF THE MANAGEMENT AGREEMENT AND THE ADVISORY AGREEMENT

At a Board meeting held on November 8, 2010, the Fund’s Board of Directors, including a majority of the Fund’s disinterested Directors, approved the continuation of the Fund’s Investment Advisory Agreement with the Adviser and the Management Agreement with the Manager. As required by the 1940 Act, the Board requested and each of the Adviser and the Manager provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreements.  Fund counsel noted in selecting the Adviser and the Manager and approving the continuance of the Agreements, the Independent Directors were informed that they are authorized to engage such experts as they consider appropriate, including counsel to the Independent Directors.

The Independent Directors, both prior to the meeting and other meetings held during the current year, received materials relating to the Adviser’s investment services under the Investment Advisory Agreement.  These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of a peer group of funds consisting of the Fund and both other large-cap value funds (“Performance Universe”), as classified by Morningstar, and to the Fund’s benchmark index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; (v) the allocation of the Fund’s brokerage to Mark Boyar & Company, Inc., an affiliate of the Adviser; and (vi) the overall nature, quality and extent of services provided by the Adviser and the Manager.

The Board requested, and the Adviser and Manager each provided, additional information in order to evaluate the quality of their services and the reasonableness of their fees under the Agreements.  In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s advisory and management fees, 12b-1 fees, and other non-management fees, to those incurred by the Performance Universe; (ii) the Fund’s average expense ratio to those of its Performance Universe (both before and after waivers); (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe and the Fund’s benchmark index; (iv) the Adviser’s financial results and condition, including an oral discussion of the Adviser’s and the Manager’s and their respective affiliates’ profitability from the services that have been performed for the Fund; (v) the Adviser’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale.  In support of its review of the statistical information, the Board was provided with a description of the methodology used by the Manager to determine the Performance Universe to prepare its information.

The Board considered several matters  in connection with its renewal of the Agreements including investment performance; personnel and methods; fees and expenses; nature and quality of other services; other benefits; and economies of scale.  However, the Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters that were considered.  The Independent Directors also met in the executive session to deliberate in their considerations of the Agreements.

Investment Performance.  The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Fund’s benchmark index.  The Board noted that the Fund outperformed the average performance of the large-cap value performance universe for the one-year, three-year, five-year and ten-year periods ended September 30, 2010.  The Independent Directors expressed their desire that the Adviser continue to manage the Fund using the same value style that the portfolio manager has consistently applied during his career as described in the Fund’s prospectus.

Personnel and Methods.  The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio since the Fund’s inception, achieving the Fund’s investment objective and adhering to the Fund’s investment strategy.  The Independent Directors also engaged in discussions with the Adviser and members of its staff who are responsible for assisting in the overall functioning of the Adviser, and with the Manager and members of its staff who are responsible for the overall functioning of the Manager.  Based on this review, the Board concluded that the Fund’s management team and the Adviser’s and the Manager’s overall resources were adequate and that the Adviser in particular had investment management capabilities and personnel essential to performing its duties under the Investment Advisory Agreement.  The Board noted the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel.

Fees and Expenses.  The Board considered the Adviser’s and the Manager’s fees under the Agreements relative to the management fees charged by the Fund’s Performance Universe averages.  The Board noted that the Fund has a higher overall combined management fee and advisory fee rate and a higher gross expense ratio (all before giving effect to the fee waiver and expense reimbursement) than the universe’s averages but the combined fee rate and gross expense ratio (after giving effect to the fee waiver and expense reimbursement) were lower than the universe’s averages.  The Board also noted and viewed favorably that the Adviser typically charges its other clients an advisory fee at a rate higher than the Fund’s gross advisory fee rate and significantly higher than the net advisory fee rate that the Adviser receives from the Fund after giving affect to the fee waiver. The Board also viewed favorably that the Adviser, the Manager and the Fund’s distributor have since the Fund’s inception voluntarily agreed to waive their fees and to reimburse the Fund’s expenses in order to keep the Fund’s net total operating expenses (excluding extraordinary expenses and taxes) at 1.75% of the Fund’s average daily net assets.  The Board understood that, after giving affect to the fee waiver, the Adviser and the Manager were able to receive a portion of their respective advisory/management fees from the Fund for a portion of the 2010 calendar year but the Fund is currently being reimbursed for its expenses in order to maintain that expense ratio.  Based on these factors, the Board determined that the Fund’s advisory and management fee rates under the Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory and management fee rates under the Agreements are fair and reasonable.

Nature and Quality of Other Services and Profitability.  The Board considered the nature, quality, cost and extent of other services provided by the Adviser, the Manager and their respective affiliates, including Mark Boyar & Company for executing securities transactions and Ladenburg Thalmann & Co. as the Fund’s principal underwriter.  At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s and the Fund’s overall compliance programs.  The Board also reviewed the services provided by the Adviser and the Manager in supervising the Fund’s third party service providers.  Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Manager and their respective affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.  The Board was informed by the Adviser and the Manager that given the amount of fees received from the Fund and the current reimbursement being made in order to keep the Fund’s expense ratio at 1.75%, neither the Adviser nor the Manager are making a profit under the Agreements.

Other Benefits.  The Board also considered the character and amount of other direct and incidental benefits received by the Adviser, the Manager and their respective affiliates from their association with the Fund.  The Board concluded that potential “fall-out” benefits that they may receive, such as greater name recognition and the small amount of brokerage fees, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale.  The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a relevant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates.  In addition to comparing the Fund’s combined advisory and management fee rate to unaffiliated mutual funds included in the Fund’s Performance Universe, the Board was informed by the Adviser that it does not manage any other registered investment companies, although it does manage an unregistered investment company that has a different fee structure that includes a performance allocation. The Adviser also manages separate accounts that on average have a higher investment advisory fee rate than the contractual advisory fee rate with the Fund.

Conclusion.  Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Directors, concluded that:  (a) it was appropriate to continue to retain the Adviser and the Manager; (b) the terms of the Investment Advisory Agreement and the Management Agreement (including the fees thereunder) are fair and reasonable; and (c) the Fund’s Investment Advisory Agreement and Management Agreement each should continue for a one-year period.

Rev. June 2011

PRIVACY NOTICE
FACTS		WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc, share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-402-493-4603

Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Boyar Value Fund, Inc. does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER

Ladenburg Thalmann Fund Management, LLC

520 Madison Avenue, 9th Floor

New York, New York 10022

INVESTMENT ADVISOR

Boyar Asset Management, Inc.

35 East 21st Street

New York, New York 10010

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.   Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 30, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Boyar Value Fund, Inc.

By (Signature and Title)

*

 Andrew B. Rogers

/s/ Andrew B. Rogers, President

Date

8/23/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

Andrew B. Rogers

/s/ Andrew B. Rogers, President

Date

8/23/11

By (Signature and Title)

*

Dawn Borelli

/s/ Dawn Borelli, Treasurer

Date

8/23/11

* Print the name and title of each signing officer under his or her signature.